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Proposed Merger: ING American Funds Growth-Income Portfolio into ING Growth and Income Portfolio

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Portfolio, nor is it a solicitation of any proxy. For information regarding any Portfolio, or to receive a free copy of a Prospectus/Proxy Statement relating to a proposed merger (once a registration statement relating to the proposed merger has been filed with the SEC and becomes effective) please call ING Funds toll free at 1-800-992-0180. The Prospectus/Proxy Statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The Prospectus/Proxy Statement, shareholder reports and other information will also be available for free on the SEC’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any decision to invest or to approve any merger.

What change is being proposed?

A merger between ING American Funds Growth-Income Portfolio (“American Funds Growth-Income Portfolio”) and the ING Growth and Income Portfolio (“Growth and Income Portfolio”) on or about January 21, 2011, with each owner of shares of American Funds Growth-Income Portfolio becoming a shareholder of Class ADV of Growth and Income Portfolio. The Board of Trustees (the “Board”) of American Funds Growth-Income Portfolio approved this Reorganization on September 30, 2010, and recommends that shareholders of the Portfolio approve it.

Why is the merger being recommended?

This merger is one of several reorganizations designed to reduce the substantial overlap in funds offered in the ING Funds complex by consolidating ING Funds with similar or compatible investment strategies. The surviving funds were chosen after a review of many factors, including investment performance, expenses and investment strategies. The Board of Trustees of each Portfolio, including all of the Independent Trustees, determined that this merger is in the interests of such Portfolio’s shareholders.

We believe the merger offers shareholders the following potential benefits:

•                  A lower expense ratio in the surviving portfolio

•                  A larger asset base in the surviving portfolio, which is expected to provide greater investment opportunities

Is ING planning on closing other American Funds, or ending its relationship with American Funds?

No, this change is specific to the American Funds Growth-Income Portfolio. ING values its long-term relationship with American Funds as an investment partner, and fully intends to continue it. In fact, the unified ING boards have recently proposed the creation of two new American Funds portfolios for use in its variable annuity platform. Further information about this will be forthcoming at year-end.

Continued >>

Officers and employees of DSL and/or ING Investments, their affiliates or other representatives of the Portfolios may be soliciting proxies from shareholders in favor of the transactions discussed below and other related matters. Information concerning persons who may be considered participants in the solicitation of Portfolio shareholders under SEC rules will be set forth in the Prospectus/Proxy statement to be filed with the SEC.

INVESTMENT MANAGEMENT

Not FDIC Insured | May Lose Value | No Bank Guarantee

Who manages the Growth and Income Portfolio?

The Portfolio is co-managed by Chris Corapi, Chief Investment Officer of the ING U.S. Equity Investment Team, who has over 25 years of investment experience, and Michael Pytosh, Co-Head of U.S. Equities and Senior Sector Analyst, Technology, who has 24 years of investment experience. Supporting the Portfolio Managers is a team of 29 investment professionals with 15 years average experience.

How is the Growth and Income Portfolio managed?

Stocks in the portfolio are selected through an intensive, fundamentally driven research process that evaluates company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) and seeks to identify positive earnings momentum and positive valuation characteristics that are not reflected in their price. The portfolio is designed as a large-cap core holding that also offers broad exposure across sizes and regions in a risk-managed way.

What are some similarities and differences between American Funds Growth-Income Portfolio and Growth and Income Portfolio?

Both portfolios follow a similar investment strategy that emphasizes capital appreciation and income growth by investing primarily in U.S. common stocks. Growth and Income Portfolio emphasizes stocks of larger companies while looking to strategically invest in stocks of mid-sized companies. American Funds Growth-Income Portfolio also focuses on investments in larger capitalization companies, but the portfolio is not limited in capitalization size. For a detailed comparison of investment objectives and principal investment strategies, see the COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES in the Proxy Statement/Prospectus.

How do the management fees and other expenses of American Funds Growth-Income Portfolio compare to the Growth and Income Portfolio?

Here are the current and estimated net expenses of each Portfolio and the surviving Portfolio. Current expenses are based upon the operating expenses incurred by the Portfolios for the six-month period ended June 30, 2010. Pro forma fees show estimated fees of Growth and Income Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Pro forma numbers are estimated in good faith and are hypothetical.

The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  For detailed information about the Portfolios’ expenses, including each Portfolio’s management fees and distribution (12b-1) and shareholder servicing fees, please see the section titled “COMPARISON OF FEES AND EXPENSES” and the table titled “Annual Portfolio Operating Expenses” in the Proxy Statement/Prospectus.

	American Funds Growth- Income Portfolio (1) (3)	Growth and Income Portfolio (Class ADV) (1)	Growth and Income Portfolio (Class ADV) Pro Forma (2)
Total Annual Portfolio Net Operating Expenses	1.07%	1.10%	1.05%

(1)          This table shows the actual operating expenses for shares of both Portfolios, as a ratio of expenses to average daily net assets, including management fees, distribution and/or shareholder services (12b-1) fees, shareholder or administrative services fees, and other expenses as of June 30, 2010, as adjusted for contractual waivers and reimbursements, if any. The fiscal year end for each Portfolio is December 31.

(2)          ING Investments Distributor, LLC (“IID”) will be contractually obligated to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income Portfolio through May 1, 2012. This distribution fee waiver will only renew if IID elects to renew it.

(3)          Reflects the aggregate expenses of American Funds Growth-Income Portfolio and the Master Fund.

Continued >>

2

How does the historical performance of the American Funds Growth-Income Portfolio compare to the Growth and Income Portfolio?

Below are the respective portfolios’ annual total returns for all common periods ended September 30, 2010. Because Growth and Income Portfolio ADV shares, established on 12/20/06, have a shorter performance history than American Funds Growth-Income Portfolio, Growth and Income Portfolio I shares - adjusted for the higher expenses of ADV Shares - are also included in the comparison. The Class ADV shares and Class I shares of the Growth and Income Portfolio invest in the same portfolio of securities, and so would have substantially similar performance. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Please see the Proxy/Prospectus for more detailed performance information.

Performance Comparison (as of 9/30/10)

	Year-to-						Benchmark Since
	Date	1-Year	3-Year	5-Year	10-Year	Since Inception [date]	Inception [date]
American Funds Growth-Income Portfolio
	1.25%	7.5%	-8.21%	0.12%	N/A	-3.03% [09/02/03]	3.83%
ING Growth and Income Portfolio
Class ADV	3.06%	8.13%	-6.58%	N/A	N/A	-3.25% [12/20/06]	-3.55%
S&P 500 Index(1)	3.89%	10.16%	-7.16%	0.64%	-0.43%

(1) The index returns do not reflect deductions for fees, expenses or taxes.

The performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance information current to the most recent month-end by visiting www.ingfunds.com. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes.

How will this merger affect existing shareholders of American Funds Growth-Income Portfolio?

This merger is designed to be seamless and transparent to existing shareholders of American Funds Growth-Income Portfolio. Shares will be redeemed in kind, it will not be a taxable event, and the expenses of the Reorganization will be borne by ING Investments.

Who do I contact for further information?

Shareholders with questions about the reorganization, or who want additional information regarding the proxy, should contact Shareholder Services or your Investment Professional.

You should consider the investment objectives, risks, and charges and expenses of the Portfolio(s) carefully before investing. The prospectuses/ prospectus summaries/ information booklets containing this and other information, can be obtained by contacting your local representative. Please read the information carefully before investing.

©2010 ING Investments Distributor, LLC, 230 Park Ave, New York, NY 10169

WWW.INGFUNDS.COM

FFOT-GIQA1010 (1010-100110 ex013111)

ING BlackRock Large Cap Value Portfolio into

ING T. Rowe Price Equity Income Portfolio

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Portfolio, nor is it a solicitation of any proxy. For information regarding any Portfolio, or to receive a free copy of a Proxy Statement or Information Statement relating to a proposed action please call ING Funds toll free at 1-800-992-0180. The Proxy Statement or Information Statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The Proxy Statement or Information Statement, shareholder reports and other information will also be available for free on the SEC’s website (www.sec.gov). Please read the Proxy Statement or Information Statement carefully before making any decision to invest or to approve any action.

•                  Effective Date: Friday, January 21, 2011.

•                  Approved by the ING Board as in the interest of shareholders.

•                  Designed to minimize the impact on existing shareholders.

Rationale for Portfolio Changes

•                  This merger was proposed along with several others after a periodic evaluation of the investment choices available within the ING Funds complex. The mergers are generally designed to reduce the overlap in funds offered across the complex.

•                  ING BlackRock Large Cap Value Portfolio was proposed for a merger into ING T. Rowe Price Equity Income Portfolio after considering a number of factors, including relative investment performance (provided below), fees and expenses (summarized below) and compatibility of investment strategies.

•                  This merger is expected to result in lower expense ratios and a surviving Portfolio that is better positioned to take larger portfolio positions.

Some Similarities and Differences between the Portfolios

•                  Both Portfolios are in the Morningstar Large Value Category.

•                  BlackRock Large Cap Value Portfolio seeks long-term growth of capital, while T. Rowe Price Equity Income Portfolio seeks substantial dividend income as well as long-term growth of capital.

•                  BlackRock Large Cap Value Portfolio uses a proprietary multi-factor quantitative model to select securities that employs various factors, including stock valuation, quality of earnings, and potential future earnings growth.

•                  T. Rowe Price Equity Income Portfolio seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

•                  Unlike with the BlackRock Large Cap Value Portfolio, the sub-adviser to T. Rowe Price Equity Income Portfolio has the discretion to purchase some securities that do not meet its normal investment criteria, when it perceives an unusual opportunity for gain.

Officers and employees of DSL and/or ING Investments, their affiliates or other representatives of the Portfolios may be soliciting proxies from shareholders in favor of the transactions discussed below and other related matters. Information concerning persons who may be considered participants in the solicitation of Portfolio shareholders under SEC rules will be set forth in the Prospectus/Proxy statement to be filed with the SEC.

INVESTMENT MANAGEMENT

Not FDIC Insured | May Lose Value | No Bank Guarantee

Performance Comparison (as of 9/30/10)

	Year-to- Date	1-Year	3-Year	5-Year	10-Year	Since Inception [date]	Benchmark Since Inception(2)
ING BlackRock Large Cap Value Portfolio
Class ADV	0.01%	3.6%	-10.98%	N/A	N/A	-5.08% [04/28/06]	-2.67%
Class I	0.33%	4.10%	-10.46%	-1.93%	N/A	1.24% [05/18/04]	2.70%
Class S	0.17%	3.84%	-10.68%	-2.17%	N/A	1.73% [05/01/02]	3.29%
Class S2	0.11%	3.67%	-10.81%	-2.32%	N/A	4.17% [09/09/02]	5.29%
Russell 1000® Value Index(1)	4.49%	8.90%	-9.39%	-0.48%	2.59%

ING T. Rowe Price Equity Income Portfolio
Class ADV	3.21%	8.46%	-7.26%	0.35%	N/A	2.35% [01/15/04]	2.19%
Class I	3.67%	9.09%	-6.71%	0.96%	N/A	5.84% [05/02/03]	5.08%
Class S	3.57%	8.86%	-6.93%	0.71%	3.85%	6.34% [01/24/89]	8.76%
Class S2	3.40%	8.60%	-7.08%	0.55%	N/A	5.19% [09/09/02]	4.82%
S&P 500® Index(1)	3.89%	10.16%	-7.16%	0.64%	-0.43%

(1) The index returns do not reflect deductions for fees, expenses or taxes.

(2) Reflects index performance since the date closest to the Class’ inception for which data is available.

The performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance information current to the most recent month-end by contacting your local representative. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes.

Please see the Proxy Statement/Prospectus for additional performance and risk information.

Expense Ratio Comparison

Total Net Expenses by Share Class (1)

Portfolio (new portfolio in bold)	Class ADV	Class I	Class S	Class S2
ING BlackRock Large Cap Value Portfolio (3)	1.34%	0.74%	0.99%	1.14%
ING T. Rowe Price Equity Income Portfolio (2) (3)	1.25%	0.65%	0.90%	1.05%

For detailed information about the Portfolios’ expenses, including each Portfolio’s management fees and distribution (12b-1) and shareholder servicing fees, please see the section titled “COMPARISON OF FEES AND EXPENSES” and the table titled “Annual Portfolio Operating Expenses” in the Proxy Statement/Prospectus.

(1) This table shows, for each applicable share class, the actual operating expenses of the listed Portfolios, as a ratio of expenses to average daily net assets, including management fees, distribution and/or shareholder services (12b-1) fees, shareholder or administrative services fees, and other expenses as of June 30, 2010, as adjusted for contractual waivers and reimbursements, if any. The fiscal year end for each Portfolio is December 31.

(2) Subject to shareholder approval, Pro forma fees show estimated fees of the acquiring Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Pro forma numbers are estimated in good faith and are hypothetical.

(3) ING Investments Distributor, LLC (“IID”) is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV shares and Class S2 shares, respectively. The distribution fee waiver will only renew if IID elects to renew it.

Continued >>

2

You should consider the investment objectives, risks, and charges and expenses of the Portfolio(s) carefully before investing. The prospectuses/ prospectus summaries/ information booklets containing this and other information, can be obtained by contacting your local representative. Please read the information carefully before investing.

www.INGFuNDS.COM

(1110-110810 ex013111)

ING Lord Abbett Growth and Income Portfolio into ING Large Cap Value Portfolio (currently named ING Pioneer Equity Income Portfolio)

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Portfolio, nor is it a solicitation of any proxy. For information regarding any Portfolio, or to receive a free copy of a Proxy Statement or Information Statement relating to a proposed action please call ING Funds toll free at 1-800-992-0180. The Proxy Statement or Information Statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The Proxy Statement or Information Statement, shareholder reports and other information will also be available for free on the SEC’s website (www.sec.gov). Please read the Proxy Statement or Information Statement carefully before making any decision to invest or to approve any action.

•                  Effective Date: Friday, January 21, 2011.

•                  Approved by the ING Board as in the interest of shareholders.

•                  Designed to minimize the impact on existing shareholders.

Brief History of ING Large Cap Value Portfolio

•                  ING Large Cap Value Portfolio is currently known as ING Pioneer Equity Income Portfolio.

•                  Shareholders of ING Pioneer Equity Income Portfolio are being solicited to approve certain changes, including replacing the Portfolio’s sub-adviser, Pioneer Investment Management, Inc., with ING Investment Management Co. (“ING IM”), which would also result in changes to the Portfolio’s investment strategy and name (from ING Pioneer Equity Income Portfolio to ING Large Cap Value Portfolio).

•                  Please refer to the sub-advisor talking points for more detail on the change from ING Pioneer Equity Income Portfolio to the ING Large Cap Value Portfolio.

Rationale for Portfolio Changes

•                  This merger was proposed along with several others after a periodic evaluation of the investment choices available within the ING Funds complex. The mergers are generally designed to reduce the overlap in funds offered across the complex.

•                  ING Lord Abbett Growth and Income Portfolio was proposed for a merger into ING Pioneer Equity Income Portfolio (to be renamed ING Large Cap Value Portfolio) after considering a number of factors, including relative investment performance (provided below), fees and expenses (summarized below) and compatibility of investment strategies.

•                  This merger is expected to result in a surviving portfolio with a larger asset base and lower expense ratios as a result of an expense limitation agreement that runs at least through May 1, 2012.

Similarities and Differences between the Portfolios

•                  Both Portfolios are in the Morningstar Large Value Category.

•                  Both Portfolios focus on value companies with large capitalizations.

Continued >>

Officers and employees of DSL and/or ING Investments, their affiliates or other representatives of the Portfolios may be soliciting proxies from shareholders in favor of the transactions discussed below and other related matters. Information concerning persons who may be considered participants in the solicitation of Portfolio shareholders under SEC rules will be set forth in the Prospectus/Proxy statement to be filed with the SEC.

INVESTMENT MANAGEMENT

Not FDIC Insured | May Lose Value | No Bank Guarantee

•                  Both Portfolios may invest in foreign securities.

•                  The ING Lord Abbett Growth and Income Portfolio seeks to invest in securities of well-known, established, undervalued companies with a reputation for quality and liquidity.

•                  The ING Large Cap Value Portfolio seeks to invest in undervalued companies above $1 billion capitalization that have a strong record of, and the potential for, dividend yield.

Investment Strategy for ING Large Cap Value Portfolio

•                  Seeks long-term growth of capital and current income.

•                  Invests primarily in large-cap U.S. equity securities with above-average dividend yields.

•                  Valuation-based screening process evaluates companies according to criteria such as the quality of the current and future potential dividend yield.

Performance Comparison (as of 9/30/10)

The surviving Portfolio’s total returns for the ADV, I and S share classes in the years presented below show performance as it has been managed by its current sub-adviser, Pioneer, under its current investment strategy. Pending Shareholder approval, the surviving Portfolio will be managed by a new sub-adviser, ING IM, under a new investment strategy. Also shown below is the performance of Class A shares of ING Equity Dividend Fund, a separate mutual fund, that is managed by ING IM under strategies that are substantially similar to the strategy that ING IM would apply to the surviving Portfolio. The performance of the ING Equity Dividend Fund does not represent the past performance of the surviving Portfolio and is not an indication of the future performance of the surviving Portfolio.

							Benchmark
	Year-to-					Since Inception	Since
	Date	1-Year	3-Year	5-Year	10-Year	[date]	Inception(2)
ING Lord Abbett Growth and Income Portfolio(1)
Class ADV	3.58%	5.63%	-9.21%	N/A	N/A	-3.11% [04/28/06]	-2.67%
Class I	3.95%	6.18%	-8.75%	-0.25%	N/A	3.64% [06/24/03]	4.67%
Class S	3.67%	5.91%	-9.01%	-0.51%	0.84%	1.91% [02/01/00]	3.06%
Class S2	3.55%	5.67%	-9.15%	-0.67%	N/A	4.5% [09/09/02]	5.29%
Russell 1000® Value Index(2)	4.49%	8.90%	-9.39%	-0.48%	2.59%
ING Pioneer Equity Income Portfolio (to be renamed ING Large Cap Value Portfolio)
Class ADV	8.03%	15.01%	-7.54%	N/A	N/A	-7.07% [05/11/07]	-8.04%
Class I	8.27%	15.42%	-7.08%	N/A	N/A	-6.60% [05/11/07]	-8.04%
Class S	8.05%	15.06%	-7.36%	N/A	N/A	-6.88% [05/11/07]	-8.04%
Class A (ING Equity Dividend Fund)	9.71%	14.03%	N/A	N/A	N/A	-1.25% [12/18/07]	-8.22%
Russell 1000®Value Index(2)	4.49%	8.90%	-9.39%	-0.48%	2.59%

(1) Lord Abbett has managed the Acquired Portfolio since December 1, 2005. Prior to December 1, 2005, the Acquired Portfolio was managed by Salomon Brothers Asset Management Inc., and had a different investment objective and principal investment strategies. Performance prior to December 1, 2005 is attributable to Salomon Brothers Asset Management Inc.

(2) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns do not reflect deductions for fees, expenses, or taxes.

(3) Reflects index performance since the date closest to the class’ inception for which data is available.

Continued >>

2

The performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance information current to the most recent month-end by contacting your local representative. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes.

Please see the Proxy Statement/Prospectus for additional performance and risk information.

Expense Ratio Comparison

Total Net Expenses By Share Class (1)

Portfolio (new portfolio in bold)	Class ADV	Class I	Class S	Class S2
ING Lord Abbett Growth and Income Portfolio (3)	1.35%	0.75%	1.00%	1.15%
ING Large Cap Value Portfolio (2) (3)	1.29%	0.69%	0.94%	N/A

For detailed information about the Portfolios’ expenses, including each Portfolio’s management fees and distribution (12b-1) and shareholder servicing fees, please see the section titled “COMPARISON OF FEES AND EXPENSES” and the table titled “Annual Portfolio Operating Expenses” in the Proxy Statement/Prospectus.

(1) This table shows, for each applicable share class, the actual operating expenses of the listed Portfolios, as a ratio of expenses to average daily net assets, including management fees, distribution and/or shareholder services (12b-1) fees, shareholder or administrative services fees, and other expenses as of June 30, 2010, as adjusted for contractual waivers and reimbursements, if any. The fiscal year end for each Portfolio is December 31.

(2) Subject to shareholder approval, Pro forma fees show estimated fees of the acquiring Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. The expense limitation agreement is contractual and shall renew automatically for a one-year term, unless ING Investments provides written notice of termination within ninety (90) days of the end of the then current term or upon termination of the investment management agreement. Pro forma numbers are estimated in good faith and are hypothetical.

(3) ING Investments Distributor, LLC (“IID”) is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV shares and Class S2 shares, respectively. The distribution fee waiver will only renew if IID elects to renew it.

You should consider the investment objectives, risks, and charges and expenses of the Portfolio(s) carefully before investing. The prospectuses/ prospectus summaries/ information booklets containing this and other information, can be obtained by contacting your local representative. Please read the information carefully before investing.

©2010 ING Investments Distributor, LLC, 230 Park Ave, New York, NY 10169

WWW.INGFUNDS.COM

XXXXXXXXX (1110-110810 ex013111)

ING Marsico International Opportunities Portfolio change in sub-adviser and strategy to become ING T. Rowe Price International Stock Portfolio

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Portfolio, nor is it a solicitation of any proxy. For information regarding any Portfolio, or to receive a free copy of a Proxy Statement or Information Statement relating to a proposed action please call ING Funds toll free at 1-800-992-0180. The Proxy Statement or Information Statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The Proxy Statement or Information Statement, shareholder reports and other information will also be available for free on the SEC’s website (www.sec.gov). Please read the Proxy Statement or Information Statement carefully before making any decision to invest or to approve any action.

•                  Effective Date: Friday, January 21, 2011.

•                  Approved by the Portfolio’s Board as in the interest of shareholders.

•                  The sub-advisor, strategy and name of the Portfolio will change.

Rationale for Portfolio Change

•                  The decision to make this change resulted from a periodic evaluation of the investment choices available within the ING Funds complex.

•                  The decision to replace the sub-advisor was made after considering a number of factors, including investment performance (provided below), volatility, strategic fit, and the reputation and resources of the new sub-advisor and portfolio manager.

•                  There will be no change in net expenses.

•                  The Portfolio and its investment adviser have obtained an exemption from the SEC, which allows the investment adviser to appoint or replace non-affiliated sub-advisers without seeking a shareholder vote.

Some Key Changes to the Portfolio

•                  The Portfolio’s name will change to the ING T. Rowe International Stock Portfolio.

•                  The Portfolio’s sub-adviser changes from Marsico Capital Management, LLC to T. Rowe Price Associates, Inc.

•                  The Portfolio’s primary benchmark will change from MSCI EAFE Index to the MSCI All Country World ex-U.S. Index.

•                  The Portfolio Manager will change from James Gendelman to Robert Smith.

•                  The Morningstar Category will remain Foreign Large Growth and the Lipper Category will remain International Growth.

ING T. Rowe Price International Stock Portfolio

•                  Invests substantially all of its assets in stocks outside the U.S., seeking broad diversification among developed and emerging countries, primarily in large capitalization companies.

•                  Seeks companies with superior and sustainable growth characteristics that are trading at a reasonable valuation, based on the belief that non-U.S. growth companies are often mispriced by global investors.

•                  Bottom-up stock selection primarily drives sector and country allocations.

Officers and employees of DSL and/or ING Investments, their affiliates or other representatives of the Portfolios may be soliciting proxies from shareholders in favor of the transactions discussed below and other related matters. Information concerning persons who may be considered participants in the solicitation of Portfolio shareholders under SEC rules will be set forth in the Prospectus/Proxy statement to be filed with the SEC.

INVESTMENT MANAGEMENT

Not FDIC Insured | May Lose Value | No Bank Guarantee

Performance Comparison (as of 9/30/10)

The table below compares the performance of ING Marsico International Opportunities Portfolio to that of T. Rowe Price International Stock Fund, a separate mutual fund that is managed by T. Rowe Price under strategies that are substantially similar to the strategy that T. Rowe Price would apply to ING Marsico International Opportunities Portfolio. T. Rowe Price International Stock Fund (the “Fund”) is a separate fund from ING Marsico International Opportunities Portfolio, and shareholders would not receive an interest in T. Rowe Price International Stock Fund as a result of the sub-adviser change. The performance of the Fund is shown below solely to provide information on the performance of a fund that has substantially similar strategies as those that ING Marsico International Opportunities Portfolio would have and that has been managed by the same persons who would manage ING Marsico International Opportunities Portfolio. The Fund’s performance information below does not reflect insurance product or qualified plan expenses, and if such information were reflected, returns would be less than those shown.

							Benchmark
	Year-to-					Since Inception	Since
	Date	1-Year	3-Year	5-Year	10-Year	[date]	Inception(2)
ING Marsico International Opportunities Portfolio (1)
Class ADV	5.17%	6.59%	-9.78%	N/A	N/A	-0.90% [1/20/06]	-0.05%
Class I	5.55%	7.19%	-9.23%	3.97%	N/A	6.29% [4/29/05]	3.95%
Class S	5.49%	7.03%	-9.44%	3.71%	N/A	6.04% [5/2/05]	3.95%
Class S2	5.63%	7.26%	-9.46%	N/A	N/A	-3.33% [12/29/06]	-4.59%
MSCI EAFE Index(1)	1.07%	3.27%	-9.51%	1.97%	2.56%
T. Rowe Price International Stock Fund
Class A	6.75%	12.44%	-5.44%	3.83%	1.76%	0.28% [3/31/00]	0.58%
Class I	6.59%	12.30%	-5.62%	3.64%	1.60%	9.73% [5/9/80]	N/A
Class R	6.29%	11.82%	-5.91%	3.29%	N/A	9.52% [9/30/02]	9.44%
MSCI All Country World ex-U.S. Index(1)	1.48%	4.90%	-9.91%	1.65%	1.96%

(1)          The index returns do not reflect deductions for fees, expenses, or taxes.

(2)          Reflects index performance since the date closest to the class’ inception for which data is available.

The performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance information current to the most recent month-end by contacting your local representative. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes.

Please see the Prospectus for additional performance and risk information.

You should consider the investment objectives, risks, and charges and expenses of the Portfolio(s) carefully before investing. The prospectuses/ prospectus summaries/ information booklets containing this and other information, can be obtained by contacting your local representative. Please read the information carefully before investing.

©2010 ING Investments Distributor, LLC, 230 Park Ave, New York, NY 10169

WWW.INGFUNDS.COM

XXXXXXXXX (1110-110810 ex013111)

ING Morgan Stanley Global Tactical Asset Allocation Portfolio into ING American Funds World Allocation Portfolio

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Portfolio, nor is it a solicitation of any proxy. For information regarding any Portfolio, or to receive a free copy of a Proxy Statement or Information Statement relating to a proposed action please call ING Funds toll free at 1-800-992-0180. The Proxy Statement or Information Statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The Proxy Statement or Information Statement, shareholder reports and other information will also be available for free on the SEC’s website (www.sec.gov). Please read the Proxy Statement or Information Statement carefully before making any decision to invest or to approve any action.

•                  Effective Date: Friday, January 21, 2011.

•                  Approved by the ING Board as in the interest of shareholders.

•                  Designed to minimize the impact on existing shareholders.

Rationale for Portfolio Changes

•                  This merger was proposed along with several others after a periodic evaluation of the investment choices available within the ING Funds complex. The mergers are generally designed to reduce the overlap in funds offered across the complex.

•                  ING Morgan Stanley Global Tactical Asset Allocation Portfolio was proposed for a merger into ING American Funds World Allocation Portfolio after considering a number of factors, including relative investment performance (provided below), fees and expenses (summarized below) and compatibility of investment strategies.

•                  This merger is expected to result in a surviving Portfolio with a larger asset base and no change in net expense ratios (due to an expense limitation agreement that runs through at least May 1, 2012).

Similarities and Differences between the Portfolios

•                  Both Portfolios are in the Morningstar World Allocation Category.

•                  Both Portfolios invest in a blend of fixed income and equity investments from around the world, including the U.S.

•                  The Global Tactical Asset Allocation Portfolio directly invests in portfolio securities, while the World Allocation Portfolio invests in a combination of other mutual funds.

•                  The World Allocation Portfolio’s current approximate target allocations are 70% equity securities and 30% fixed-income securities while the Global Tactical Asset Allocation Portfolio is benchmarked to a composite index comprised of 65% Morgan Stanley Capital International World IndexSM, 30% Barclays Capital U.S. Government/Credit Bond Index, and 5% Citigroup 3-Month T-Bill Index. The Global Tactical Asset Allocation Portfolio may also invest up to 15% of its assets in asset classes not included in the Portfolio’s benchmark.

•                  The Global Tactical Portfolio typically allocates a larger percentage to fixed income investments, while the World Allocation Portfolio has a larger allocation to domestic equities.

Officers and employees of DSL and/or ING Investments, their affiliates or other representatives of the Portfolios may be soliciting proxies from shareholders in favor of the transactions discussed below and other related matters. Information concerning persons who may be considered participants in the solicitation of Portfolio shareholders under SEC rules will be set forth in the Prospectus/Proxy statement to be filed with the SEC.

INVESTMENT MANAGEMENT

Not FDIC Insured | May Lose Value | No Bank Guarantee

Investment Strategy for ING American Funds World Allocation Portfolio

•                  Seeks a balance of U.S. and non-U.S., equity and fixed income investments representing a range of different asset classes.

•                  Invests indirectly by investing in underlying funds that invest in the different types of securities.

•                  The current approximate target allocations among the underlying funds are 70% in equity securities and 30% in fixed income securities.

Performance Comparison (as of 9/30/10)

							Benchmark
	Year-to-					Since Inception	Since
	Date	1-Year	3-Year	5-Year	10-Year	[date]	Inception(2)
ING Morgan Stanley Global Tactical Asset Allocation Portfolio
Class S	3.20%	6.35%	N/A	N/A	N/A	1.44% [09/17/08]	4.31%
65% MSCI World IndexSM (1)/ 30% Barclays Capital U.S. Government /Credit Bond Index/5% Citigroup 3-Month T-Bill Index Composite (1)	4.53%	6.99%	-2.71%	3.27%	2.88%
ING American Funds World Allocation Portfolio
Class S	6.48%	10.06%	N/A	N/A	N/A	7.25% [09/29/08]	6.38%
70% MSCI ACW IndexSM (1)/ 30% BCAB Index Composite(1)	5.31%	8.79%	-2.64%	3.94%	N/A

(1)         The index returns do not reflect deductions for fees, expenses or taxes.

(2)         Reflects index performance since the date closest to the class’ inception for which data is available.

The performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance information current to the most recent month-end by contacting your local representative. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes.

Please see the Proxy Statement/Prospectus for additional performance and risk information.

Continued >>

2

Expense Ratio Comparison

Total Net Expenses by Share Class (1)

Portfolio (new portfolio in bold)	Class ADV	Class I	Class S	Class S2
ING Morgan Stanley Global Tactical Asset Allocation Portfolio	N/A	N/A	1.21%	N/A
ING American Funds World Allocation Portfolio (2)	N/A	N/A	1.21%	N/A

For detailed information about the Portfolios’ expenses, including each Portfolio’s management fees and distribution (12b-1) and shareholder servicing fees, please see the section titled “COMPARISON OF FEES AND EXPENSES” and the table titled “Annual Portfolio Operating Expenses” in the Proxy Statement/Prospectus.

(1) This table shows, for each applicable share class, the actual operating expenses of the listed Portfolios, as a ratio of expenses to average daily net assets, including management fees, distribution and/or shareholder services (12b-1) fees, shareholder or administrative services fees, and other expenses as of June 30, 2010, as adjusted for contractual waivers and reimbursements, if any. The fiscal year end for each Portfolio is December 31.

(2) Subject to shareholder approval, Pro forma fees show estimated fees of the acquiring Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. The expense limitation agreement is contractual and shall renew automatically for a one-year term, unless ING Investments provides written notice of termination within ninety (90) days of the end of the then current term or upon termination of the investment management agreement. Pro forma numbers are estimated in good faith and are hypothetical.

You should consider the investment objectives, risks, and charges and expenses of the Portfolio(s) carefully before investing. The prospectuses/ prospectus summaries/ information booklets containing this and other information, can be obtained by contacting your local representative. Please read the information carefully before investing.

©2010 ING Investments Distributor, LLC, 230 Park Ave, New York, NY 10169

WWW.INGFUNDS.COM

(1110-110810 ex013111)

ING Pioneer Equity Income Portfolio Sub-adviser and Strategy Change to Become ING Large Cap Value Portfolio

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Portfolio, nor is it a solicitation of any proxy. For information regarding any Portfolio, or to receive a free copy of a Proxy Statement or Information Statement relating to a proposed action please call ING Funds toll free at 1-800-992-0180. The Proxy Statement or Information Statement (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The Proxy Statement or Information Statement, shareholder reports and other information will also be available for free on the SEC’s website (www.sec.gov). Please read the Proxy Statement or Information Statement carefully before making any decision to invest or to approve any action.

•                  Effective Date: Friday, January 21, 2011 (subject to shareholder approval).

•                  Approved by the Portfolio’s Board as in the interest of shareholders.

•                  The sub-advisor, strategy and name of the Portfolio will change.

•                  Please refer to the merger talking points for more detail on the merger of ING Lord Abbett Growth and Income Portfolio into the ING Large Cap Value Portfolio.

Rationale for Portfolio Change

•                  This change was proposed along with several others after a periodic evaluation of the investment choices available within the ING Funds complex.

•                  The replacement of the sub-advisor was proposed after considering a number of factors, including investment performance (provided below) and compatibility of investment strategies.

•                  There will be no change in net expenses.

Some Key Changes to the Portfolio

•                  The Investment Objective will change from “Current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income” to “Growth of Capital and Current Income.”

•                  The Benchmark will remain Russell 1000 Value.

•                  The Morningstar Category will remain Large Value and the Lipper Category will remain Equity Income Funds.

Investment Strategy for ING Large Cap Value Portfolio

•                  Invests primarily in large-cap U.S. equity securities with above-average dividend yields.

•                  Actively managed strategy seeks to identify companies with attractive fundamentals, free cash flows, dividend yields, and valuations based on bottom-up research.

•                  Valuation-based screening process evaluates companies according to criteria such as the quality of the current and future potential dividend yield.

Officers and employees of DSL and/or ING Investments, their affiliates or other representatives of the Portfolios may be soliciting proxies from shareholders in favor of the transactions discussed below and other related matters. Information concerning persons who may be considered participants in the solicitation of Portfolio shareholders under SEC rules will be set forth in the Prospectus/Proxy statement to be filed with the SEC.

INVESTMENT MANAGEMENT

Not FDIC Insured | May Lose Value | No Bank Guarantee

Performance Comparison (as of 9/30/10)

The chart and table below show the performance of ING Equity Dividend Fund, a separate mutual fund that is managed by ING Investment Management under strategies that are substantially similar to the large cap value strategy that ING would apply to the ING Large Cap Value Portfolio, subject to shareholder approval. Shareholders would not receive an interest in ING Equity Dividend Fund as a result of this sub-advisor change. The average size of the Fund was approximately $6 million in 2008 and $8 million in 2009 (based on the average of month-end account values). There can be no assurance that the performance would have been the same if the Fund size were larger.

The Fund Class A shares’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares, but does not reflect the impact of sales charges. If it did, returns would be lower than those shown. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

The performance of the ING Equity Dividend Fund does not represent the past performance of the investment strategy and is not an indication of the future performance of the Portfolio after the sub-advisor change.

							Benchmark
	Year -to-					Since Inception	Since
	Date	1-Year	3-Year	5-Year	10-Year	[date]	Inception(2)
ING Pioneer Equity Income Portfolio (1)
Class ADV	8.03%	15.01%	-7.54%	N/A	N/A	-7.07% [05/11/07]	-8.04%
Class I	8.27%	15.42%	-7.08%	N/A	N/A	-6.60% [05/11/07]	-8.04%
Class S	8.05%	15.06%	-7.36%	N/A	N/A	-6.88% [05/11/07]	-8.04%
Russell 1000® Value Index(2)	4.49%	8.90%	-9.39%	-0.48%	2.59%
ING Equity Dividend Fund
Class A	9.71%	14.03%	N/A	N/A	N/A	-1.25% [12/18/07]	-8.22%
Russell 1000® Value Index(2)	4.49%	8.90%	-9.39%	-0.48%	2.59%

(1)          The index returns do not reflect deductions for fees, expenses or taxes.

(2)          Reflects index performance since the date closest to the class’ inception for which data is available.

The performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You may obtain performance information current to the most recent month-end by contacting your local representative. Returns for other share classes will vary due to different charges and expenses. Performance assumes reinvestment of distributions and does not account for taxes.

Please see the Prospectus for additional performance and risk information.

You should consider the investment objectives, risks, and charges and expenses of the Portfolio(s) carefully before investing. The prospectuses/ prospectus summaries/ information booklets containing this and other information, can be obtained by contacting your local representative. Please read the information carefully before investing.

©2010 ING Investments Distributor, LLC, 230 Park Ave, New York, NY 10169

WWW.INGFUNDS.COM

XXXXXXXXX (1110-110810 ex013111)